UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 16, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2021, Atlantic City Electric Company (ACE) and Delmarva Power & Light Company (DPL) each entered into a Bond Purchase Agreement (the ACE Purchase Agreement and DPL Purchase Agreement, respectively) with certain institutional investors. See Item 2.03 below for a description of the bonds issued by ACE pursuant to the ACE Purchase Agreement. The DPL Purchase Agreement is for the offer and sale of $125,000,000 aggregate principal amount of its First Mortgage Bonds, 3.06% Series due February 15, 2052 (the DPL Bonds). The closing of the sale and issuance of the DPL Bonds is expected to occur in February 2022.

The forms of the ACE Purchase Agreement and the DPL Purchase Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively.

Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

On November 16, 2021, ACE entered into the ACE Purchase Agreement for the offer and sale of (i) $75,000,000 aggregate principal amount of its First Mortgage Bonds, 2.27% Series due February 15, 2032 (the Initial 2032 Bonds), (ii) $25,000,000 aggregate principal amount of its First Mortgage Bonds, 2.27% Series due February 15, 2032 (the Additional 2032 Bonds) and (iii) $150,000,000 aggregate principal amount of its First Mortgage Bonds, 3.06% Series due February 15, 2052 (the 2052 Bonds, and collectively with the Additional 2032 Bonds, the Additional Bonds). The closing of the sale and issuance of the Additional Bonds is expected to occur in February 2022.

The Initial 2032 Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Initial 2032 Bonds occurred on November 16, 2021. ACE intends to apply the proceeds of the sale of the Initial 2032 Bonds to repay existing indebtedness and for general corporate purposes.

The Initial 2032 Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of January 15, 1937, from ACE to The Bank of New York Mellon (formerly Irving Trust Company), as trustee, as amended and supplemented by various instruments including that certain Indenture Supplemental to the Mortgage and Deed of Trust, dated as of November 1, 2021 (the ACE Supplemental Indenture), establishing the terms of the Initial 2032 Bonds. A copy of the ACE Supplemental Indenture is filed herewith as Exhibit 4.2.

J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by DPL of the DPL Bonds and by ACE of the Initial 2032 Bonds and the Additional Bonds.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Purchase Agreement, dated November 16, 2021 among ACE and the purchasers signatory thereto
1.2	Purchase Agreement, dated November 16, 2021 among DPL and the purchasers signatory thereto
4.1	Form of ACE’s First Mortgage Bonds, 2.27% Series due February 16, 2032 (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of November 1, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This combined Current Report on Form 8-K is being furnished separately by Delmarva Power & Light Company and Atlantic City Electric Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.
The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' Third Quarter 2021 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. The Registrants undertake no obligation to publicly release any revision to their forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

ATLANTIC CITY ELECTRIC COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
November 16, 2021

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated November 16, 2021 among ACE and the purchasers signatory thereto
1.2	Purchase Agreement, dated November 16, 2021 among DPL and the purchasers signatory thereto
4.1	Form of ACE’s First Mortgage Bonds, 2.27% Series due February 16, 2032 (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of November 1, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.